Exhibit 10.5

DRAFTKINGS INC.
EMPLOYEE STOCK PURCHASE PLAN

Adopted April 23, 2020

1.       PURPOSE. The DraftKings Inc. Employee Stock Purchase Plan (the “Plan”) is established to provide eligible employees of DraftKings Inc., a Nevada corporation, and any successor corporation thereto (collectively, “DraftKings”), and any current or future parent entity or subsidiary entities of DraftKings which the Board of Directors of DraftKings (the “Board”) determines should be included in the Plan to the extent permitted by section 423 of the Code (collectively referred to as the “Company”), with an opportunity to acquire a proprietary interest in the Company by the purchase of Shares (as defined below) of DraftKings (NASDAQ trading symbol “DKNG”). DraftKings and any parent or subsidiary corporation designated by the Board as a corporation included in the Plan shall be individually referred to herein as a “Participating Company.” The Board shall have the sole and absolute discretion to determine from time to time what parent corporations and/or subsidiary corporations shall be Participating Companies. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company intends that the Plan shall qualify as an “employee stock purchase plan” under section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.

2.       ADMINISTRATION. The Plan shall be administered by the Board and/or by a duly appointed committee or representative of the Board having such powers as shall be specified by the Board. Any references to the Board shall also mean the committee or representative if a committee or representative has been appointed. All questions of interpretation of the Plan shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of the Plan; provided, however, that all Participants shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code, except that the Plan (or a sub-plan) or an Offering may provide different terms to citizens or residents of a foreign jurisdiction if necessary to comply with the laws of that jurisdiction. All expenses incurred in connection with administration of the Plan shall be paid by the Company.

3.       SHARE RESERVE. The maximum number of shares which may be issued under the Plan shall be 5,840,000 shares of Class A common stock, which may be authorized but unissued shares or shares held in the treasury of the Company (the “Shares”); provided, that total number of Shares that will be reserved, and that may be issued, under the Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2022, by a number of Shares equal to one percent (1%) of the total outstanding Shares on the last day of the prior calendar year (subject to a maximum annual increase of 6,600,000 Shares). Notwithstanding the automatic annual increase set forth in the preceding sentence, the Board may act prior to January 1st of a given year to provide that there will be no such increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of Shares than would otherwise occur pursuant to the stipulated percentage.

4.       ELIGIBILITY. Any full-time employee of a Participating Company is eligible to participate in the Plan beginning on the first day of the first Purchase Period (as defined below) following the employee’s start date, except employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company within the meaning of section 423(b)(3) of the Code. A full time employee is defined as one who is regularly scheduled to work more than 30 hours per week. Notwithstanding anything herein to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an “employee” of such Participating Company. In certain circumstances, eligibility may be restricted pursuant to a withdrawal under Section 10(d) of the Plan.

5.       OFFERING DATES.

(a)       OFFERING PERIODS. Except as otherwise set forth below, the Plan shall initially be implemented by offerings (individually, an “Offering”) of three (3) months duration (an “Offering Period”). The first Offering will commence on January 1, 2021 and subsequent Offerings would commence every three months thereafter until the Plan terminates, unless earlier modified in the Board’s discretion. The first day of an Offering Period shall be the “Offering Date” for such Offering Period. In the event the Offering Date would fall on a holiday or weekend, the Offering Date shall instead be the first business day after such day. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings. Eligible employees may not participate in more than one Offering at a time.

(b)       PURCHASE PERIODS. Each Offering Period shall initially consist of one (1) purchase period of three (3) months duration (each, a “Purchase Period”). The “Purchase Date” for each Purchase Period shall be the last day of such Purchase Period. A Purchase Period commencing on January 1 shall end on March 31. A Purchase Period commencing on April 1 shall end on June 30. A Purchase Period commencing on July 1 shall end on September 30. A Purchase Period commencing on October 1 shall end on December 31. In the event the Purchase Date would fall on a holiday or weekend, the Purchase Date shall instead be the last business day prior to such day. Notwithstanding the foregoing, the Board may establish a different term for one or more Purchase Periods and/or different commencing dates and/or Purchase Dates for such Purchase Periods; provided that no Purchase Period may extend for more than 27 months. An employee who becomes eligible to participate in an Offering after the initial Purchase Period has commenced shall not be eligible to participate in such Purchase Period but may participate in any subsequent Purchase Period during that Offering Period provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Purchase Period.

(c)       GOVERNMENTAL APPROVAL; STOCKHOLDER APPROVAL. Notwithstanding any other provision of the Plan to the contrary, all transactions pursuant to the Plan shall be subject to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Shares (including compliance with the Securities Act of 1933 and any applicable state securities laws) and (ii) obtaining stockholder approval of the Plan.

6.       PARTICIPATION IN THE PLAN.

(a)       INITIAL PARTICIPATION. An eligible employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Company’s payroll office (at Company headquarters) not later than the close of business for such payroll office on the last business day before such Offering Date (the “Subscription Date”) a subscription agreement indicating the employee’s election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company’s payroll office on or before the Subscription Date shall not participate in the Plan for such Purchase Period. DraftKings may, from time to time, change the Subscription Date as deemed advisable by DraftKings in its sole discretion for proper administration of the Plan.

(b)       CONTINUED PARTICIPATION. A Participant shall automatically participate in the Purchase Period commencing immediately after the first Purchase Date of the initial Offering Period in which the Participant participates, and all subsequent Purchase Periods within that Offering, until such time as such Participant (i) ceases to be eligible as provided in paragraph 4, (ii) withdraws from the Offering or Plan pursuant to paragraphs 10(a) or 10(b) or (iii) terminates employment as provided in paragraph 11. Similarly, except as provided in the preceding sentence, a Participant shall automatically participate in the Offering Period commencing immediately after the last Purchase Date of the prior Offering Period in which the Participant participates, and all subsequent Offering Periods pursuant to this Plan. However, a Participant may deliver a subscription agreement with respect to a subsequent Purchase or Offering Period if the Participant desires to change any of the Participant’s elections contained in the Participant’s then effective subscription agreement.

7.       PURCHASE PRICE. The purchase price at which Shares may be acquired in a given Purchase Period pursuant to the Plan (the “Offering Exercise Price”) shall be set by the Board; provided, however, that the per share Offering Exercise Price shall not be less than eighty-five percent (85%) of the lesser of (a) the per share fair market value of the Shares on the Offering Date of the Offering Period of which the Purchase Period is a part, or (b) the per share fair market value of the Shares on the Purchase Date for such Purchase Period (such 85% value, the “Minimum Price”). Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price for each Purchase Period in that Offering Period shall be the Minimum Price. The fair market value (“Fair Market Value”) of the Shares on the applicable dates shall be the closing price quoted on The NASDAQ Stock Market (or the average of the closing bid and asked prices), or as reported on such other stock exchange or market system if the Shares are traded on such other exchange or system instead, or as determined by the Board if the Shares are not so reported.

8.       PAYMENT OF PURCHASE PRICE. Shares which are acquired pursuant to the Plan may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period. For purposes of the Plan, a Participant’s “Compensation” with respect to an Offering (a) shall include all wages, salaries, commissions and bonuses after deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code, and (b) shall not include occasional awards such as equity-based compensation or any other payments not specifically referenced in (a). Except as set forth below, the deduction amount to be withheld from a Participant’s Compensation during each pay period shall be determined by the Participant’s subscription agreement, and the amount of such payroll deductions shall be given the lowest priority so that all other required and voluntary payroll deductions from a Participant’s Compensation are withheld prior to subscription agreement amounts.

(a)       LIMITATIONS ON PAYROLL WITHHOLDING. The amount of payroll withholding with respect to the Plan for any Participant during any Offering Period shall be elected by the Participant and shall be stated as a dollar amount, provided that the amount withheld (a) must be less than or equal to fifteen percent (15%) of such Participant’s Compensation, subject to such rules and procedures established by the Company from time to time, and (b) shall not exceed $21,250 during any calendar year. Amounts withheld shall be reduced by any amounts contributed by the Participant and applied to the purchase of Shares pursuant to any other employee stock purchase plan qualifying under section 423 of the Code.

(b)       PAYROLL WITHHOLDING. Payroll deductions shall commence on the first pay date beginning after the Offering Date, as designated by DraftKings, and shall continue to the last pay date before the end of the Offering Period, as designated by DraftKings, unless sooner altered or terminated as provided in the Plan.

(c)       PARTICIPANT ACCOUNTS. Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

(d)       NO INTEREST PAID. Interest shall not be paid on sums withheld from a Participant’s Compensation.

(e)       PURCHASE OF SHARES. On each Purchase Date of an Offering Period, each Participant whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire the number of Shares (including fractional Shares subject to the last sentence of this paragraph 8(e)) determined by dividing the total amount of the Participant’s accumulated payroll deductions for the Purchase Period by the Offering Exercise Price. No Shares shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date. If the Broker is unable to administer purchases of fractional Shares, only whole Shares shall be purchased, and any remaining cash in the Participant’s account shall be carried over to the next Purchase Period, if the Participant is continuing to participate in the next Purchase Period.

(f)       REMAINING CASH BALANCE. Any cash balance remaining in the Participant’s account after a Purchase Date shall be carried over to the next Purchase Period if the Participant is continuing to participate in the next Purchase Period. Any cash balance remaining upon a Participant’s withdrawal from or termination of participation in the Plan (including due to termination of employment) or termination of the Plan itself shall be refunded as soon as practicable after such event. Interest shall not be paid on sums returned to a Participant pursuant to this Section 8(f).

(g)       TAX WITHHOLDING. At the time the Shares are purchased, in whole or in part, or at the time some or all of the Shares are disposed of, the Participant shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise upon the purchase of Shares and/or upon disposition of Shares, respectively. The Company may, but shall not be obligated to, withhold from the Participant’s Compensation the amount necessary to meet such withholding obligations.

(h)       COMPANY ESTABLISHED PROCEDURES. The Board may, from time to time, establish (i) a minimum required withholding amount for participation in an Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (iv) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of subscription agreements, and/or (v) such other limitations or procedures as deemed advisable by the Company in the Company’s sole discretion which are consistent with the Plan and in accordance with the requirements of Section 423 of the Code. Notice of new or amended procedures pursuant to this section shall be communicated to all eligible participants in a manner reasonably determined by the Board to reach all participants in a cost efficient manner.

9.       LIMITATIONS ON PURCHASE OF SHARES: RIGHTS AS A STOCKHOLDER.

(a)       FAIR MARKET VALUE LIMITATION. Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase Shares under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of section 423 of the Code sponsored by DraftKings or a parent or subsidiary corporation of DraftKings) in an amount which exceeds $25,000 in fair market value, which fair market value is determined for Shares purchased during a given Offering Period as of the Offering Date for such Offering Period (or such other limit as may be imposed by the Code), for any calendar year in which Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).

(b)       PRO RATA ALLOCATION. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any cash balance remaining after such allocation shall be refunded to Participants as soon as practicable.

(c)       RIGHTS AS A STOCKHOLDER AND EMPLOYEE. A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of issuance of stock for the Shares being purchased pursuant to the Plan. Moreover, Shares shall not be issued and a Participant shall not be permitted to purchase Shares unless and until such Shares have been registered under the Securities Act of 1933 on an effective S-8 registration and any other applicable registration requirements are satisfied. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant’s employment at any time.

(d)       USE OF A CAPTIVE STOCK BROKER. In order to reduce paperwork and properly track and report Participant’s acquisition and disposition of Shares purchased pursuant to the Plan, the Company may, in its discretion, designate one or more stock brokers as a “captive” broker (“Broker”) for receiving Participants’ Shares and maintaining individual accounts for each Participant. The initial Broker shall be Morgan Stanley. The Company and the Broker may establish such account procedures and restrictions as are necessary to carry out their respective functions and properly administer the Plan (see, for example, Section 19).

(e)       RIGHT TO ISSUANCE OF SHARE CERTIFICATE. Initially, Participants will not receive share certificates from DraftKings representing the Shares purchased pursuant to the Plan. Instead, the Company shall issue one share in the form of a stock certificate or by “DWAC” or similar electronic transfer to the Broker for all Shares purchased on a Purchase Date, followed by electronic allocation by the Broker among all Participants according to their respective contributions. A Participant may obtain a share certificate for his or her actual share amount only from the Broker according to such Broker’s procedures. This limitation may be modified by the Board in its discretion at any time.

10.       WITHDRAWAL.

(a)       WITHDRAWAL FROM AN OFFERING. A Participant may withdraw from an Offering and stop payroll deductions one (1) time during a Purchase Period by providing a notice of withdrawal (on a form provided by the Company for such purpose) to DraftKings’s payroll office at least 10 days before the Purchase Date for the Purchase Period. A cash refund of payroll deduction amounts from a Participant’s account shall be made prior to the next scheduled Purchase Date in accordance with Section 8(f) of this Plan.

Withdrawals requested after the deadline in this paragraph 10(a) for a Purchase Period shall not affect Shares acquired by the Participant on such Purchase Date. A Participant who withdraws from an Offering for a Purchase Period may not resume participation in the Plan during the same Purchase Period, but may participate in any subsequent Offering, or in any subsequent Purchase Period within the same Offering, by again satisfying the requirements of paragraphs 4 and 6(a) above.

(b)       WITHDRAWAL FROM THE PLAN. A Participant may voluntarily withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company’s payroll office. The effect of withdrawal from the Plan shall be in accordance with Section 10(a) above.

(c)       RETURN OF PAYROLL DEDUCTIONS. Upon withdrawal from an Offering or the Plan pursuant to paragraphs 10(a) or 10(b), respectively, the withdrawn Participant’s accumulated payroll deductions shall be returned as soon as practicable after the withdrawal, in accordance with Section 8(f) of this Plan. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 10(c). The Participant’s interest in the Offering and/or the Plan, as applicable, shall terminate.

(d)       PARTICIPATION FOLLOWING WITHDRAWAL. An employee who is also an officer or director of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and who is deemed to “cease participation” in the Plan within the meaning of Rule 16b-3 promulgated under the Exchange Act and amended from time to time or any successor rule or regulation (“Rule 16b-3”) as a consequence of his or her withdrawal from an Offering pursuant to paragraph 10(a) above or withdrawal from the Plan pursuant to paragraph 10(b) above shall not again participate in the Plan for at least six months after the date of such withdrawal.

(e)       REDUCTION RIGHTS. A Participant may elect to decrease future payroll deductions from his or her Compensation during a Purchase Period no more than one (1) time each Purchase Period. Such Participant must submit a signed written notice of reduction on a form provided by the Company for such purpose and delivering such notice to the Company’s payroll office at least 10 days before the Purchase Date for the Purchase Period.

11.       TERMINATION OF EMPLOYMENT. Termination of a Participant’s employment with the Company for any reason, including retirement, disability or death or the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant’s participation in the Plan immediately. In such event, the payroll deductions credited to the Participant’s account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 11. DraftKings may establish a date which is a reasonable number of days prior to the Purchase Date as a cutoff for return of a Participant’s payroll deductions in the form of cash.

After the cutoff date, Shares will be purchased for the terminated employee in accordance with paragraph 10(c), above. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6(a) above.

12.       CHANGE IN CONTROL. A “Change in Control” shall be deemed to have occurred in the event any of the following occurs with respect to DraftKings:

(a)       Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company;

(b)       Any “Person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent more than 50% of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2(f)(ii), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate (as defined below), (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(f)(iv)(A) and 2(f)(iv)(B), (V) any acquisition involving beneficial ownership of less than fifty percent (50%) of the then-outstanding Shares (the “Outstanding Company Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;

(c)       During any period of not more than two (2) consecutive years, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

(d)       Consummation of a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Shares and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(e)       Shareholder approval of a plan of complete liquidation of the Company.

For purposes of this section 12, “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Board, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

In the event of a Change in Control, the Board may take any one or more of the following actions with respect to an Offering in progress as of the Change in Control on such terms as the Board determines: (i) provide that such Offering shall be assumed or continued by the acquiring or succeeding corporation (or an Affiliate thereof); (ii) upon written notice to Participants, provide that such Offering will be terminated immediately prior to the consummation of the Change in Control and that all Shares under such Offering will be purchased to the extent of accumulated payroll deductions as of a date specified by the Board in such notice, which date shall not be less than ten (10) days preceding the effective date of the Change in Control; (iii) upon written notice to Participants, provide that all Shares under such Offering will be cancelled as of a date prior to the effective date of the Change in Control and that all accumulated payroll deductions will be returned to Participants on such date; (iv) in the event of a Change in Control under the terms of which Participants will receive upon consummation thereof a cash payment for each Share surrendered in the Change in Control (the “Acquisition Price”), change the last day of the Offering Period to be the date of the consummation of the Change in Control and make or provide for a cash payment to each Participant equal to (A) (i) the Acquisition Price times (ii) the number of Shares that the Participant’s accumulated payroll deductions as of immediately prior to the Change in Control could purchase at the Purchase Price, where the Acquisition Price is treated as the fair market value of the Shares on the last day of the applicable Offering Period for purposes of determining the Purchase Price under paragraph 7 above, and where the number of Shares that could be purchased is subject to the limitations set forth in paragraph 3 above, minus (B) the result of multiplying such number of Shares by such Purchase Price; (v) provide that, in connection with a liquidation or dissolution of the Company, Shares shall convert into the right to receive liquidation proceeds (net of the Purchase Price thereof); and (vi) any combination of the foregoing. For the avoidance of doubt, interest shall not be paid on sums returned to a Participant pursuant to this section 12.

13.       CAPITAL CHANGES. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (a) the Offering Exercise Price, (b) the number of Shares subject to purchase by Participants, and (c) the Plan’s share reserve amount.

14.       NON-TRANSFERABILITY. Prior to a Purchase Date, a Participant’s rights under the Plan may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Subsequent to a Purchase Date, a Participant shall be allowed to sell or otherwise dispose of the Shares in any manner that he or she deems fit. However, the Company, in its absolute discretion, may impose such restrictions on the transferability of Shares purchased by a Participant pursuant to the Plan as it deems appropriate and any such restriction may be placed on the certificates evidencing such Shares (see also Sections 9(d) and 19).

15.       REPORTS. Each Participant shall receive, within a reasonable period after the Purchase Date, a report of such Participant’s account setting forth the total payroll deductions accumulated, the number of Shares purchased, the fair market value of such Shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant’s account pursuant to paragraph 8(f) above, if any. Each Participant who acquires Shares pursuant to the Plan shall be provided information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

16.       PLAN TERM. This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued, whichever shall first occur.

17.       RESTRICTION ON ISSUANCE OF SHARES. The issuance of Shares under the Plan shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the Shares issuable upon exercise of the Purchase Right, or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

18.       LEGENDS. The Company may at any time place legends or other identifying symbols referencing any applicable federal and/or state securities restrictions or any provision(s) convenient in the administration of the Plan on some or all of the certificates representing Shares issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to any legend required to be placed thereon by applicable law.

19.       NOTIFICATION OF SALE OF SHARES. The Company may require the Participant to give the Company prompt notice of any disposition of Shares acquired under the Plan within two years from the date of commencement of an Offering Period or one year from the Purchase Date. The Company may direct that the certificates evidencing Shares acquired by the Participant refer to such requirement to give prompt notice of disposition. Additionally, the Company and the Broker may impose such restrictions or procedures related to transfer of Shares acquired under the Plan as are necessary for the Company to obtain sufficient notice of disposition, in order to comply with governmental requirements related to Form W-2 reporting, payroll tax withholding, employment tax liability and corporate income taxes.

20.       AMENDMENT OR TERMINATION OF THE PLAN. The Board may at any time amend or terminate the Plan, except that such amendment or termination shall not affect Shares purchased under the Plan, (except as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to section 423 of the Code or to obtain qualification or registration of the Shares under applicable federal or state securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more Shares than are authorized for issuance under the Plan or would change the definition of the entities that may be designated by the Board as Participating Companies.

Furthermore, the approval of the Company’s stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3 promulgated under Section 16 of the Exchange Act.

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